PROSPECTUS
MAY 1, 2003

                              WRL FREEDOM ELITE(R)
                                 ISSUED THROUGH

                             WRL SERIES LIFE ACCOUNT

                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              570 CARILLON PARKWAY

                          ST. PETERSBURG, FLORIDA 33716
                                 1-800-851-9777

                                 (727) 299-1800

          AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the WRL Freedom Elite(R), a flexible premium variable life insurance policy (the "Policy"). You can allocate your Policy's cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Fund, Inc. - Initial Class (the "Series Fund") and Fidelity Variable Insurance Products Funds (VIP) - Service Class 2 (the "VIP Funds") (collectively, the "funds").

The portfolios of the Series Fund available to you under this Policy are:

[ ]  Munder Net50                                                [ ] PBHG Mid Cap Growth
[ ]  Van Kampen Emerging Growth                                  [ ] T. Rowe Price Equity Income
[ ]  T. Rowe Price Small Cap                                     [ ] Transamerica Value Balanced
[ ]  Alger Aggressive Growth                                     [ ] American Century International
[ ]  Third Avenue Value                                          [ ] Great Companies--Global(2)
[ ]  LKCM Strategic Total Return                                 [ ] Great Companies--Technology(SM)
[ ]  Clarion Real Estate Securities                              [ ] Janus Growth
[ ]  Federated Growth & Income                                   [ ] Janus Global
[ ]  AEGON Bond                                                  [ ] Janus Balanced
[ ]  Transamerica Money Market                                   [ ] PIMCO Total Return
[ ]  Marsico Growth (formerly, Goldman Sachs Growth)             [ ] Asset Allocation - Conservative Portfolio (formerly,
[ ]  Transamerica Equity                                                  Conservative Asset Allocation)
[ ]  GE U.S. Equity                                              [ ]  Asset Allocation - Moderate Portfolio (formerly, Moderate
[ ]  Transamerica Growth Opportunities                                    Asset Allocation)
[ ]  Great Companies--America(SM)                                [ ] Asset Allocation - Moderate Growth Portfolio (formerly,
[ ]  Transamerica Convertible Securities                                  Moderately Aggressive Asset Allocation)
[ ]  Salomon All Cap                                             [ ] Asset Allocation - Growth Portfolio (formerly, Aggressive
[ ]  Dreyfus Mid Cap                                                      Asset Allocation)
[ ]  PBHG/NWQ Value Select

The portfolios of the VIP Funds available to you under this Policy are:

[ ] VIP Equity-Income Portfolio*             [ ] VIP Contrafund (R) Portfolio*            [ ] VIP Growth Opportunities Portfolio*

* Effective May 1, 2003, this portfolio is no longer available for sale to new investors.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
========================================================================================
Policy Benefits/Risks Summary.....................................................     1
  Policy Benefits.................................................................     1
    The Policy in General.........................................................     1
    Flexible Premiums.............................................................     1
    Variable Death Benefit........................................................     1
    No Lapse Guarantee............................................................     2
    Cash Value....................................................................     2
    Transfers.....................................................................     2
    Loans.........................................................................     2
    Cash Withdrawals and Surrenders...............................................     3
    Tax Benefits..................................................................     3
  Policy Risks....................................................................     3
    Risk of an Increase in Current Fees and Expenses..............................     3
    Investment Risks..............................................................     3
    Risk of Lapse.................................................................     4
    Tax Risks (Income Tax and MEC)................................................     4
    Loan Risks....................................................................     4
Portfolio Risks...................................................................     5
Fee Tables........................................................................     5
    Range of Expenses for the Portfolios..........................................    12
Western Reserve, The Separate Account, the Fixed Account and the Portfolios.......    12
    Western Reserve...............................................................    12
    The Separate Account..........................................................    12
    The Fixed Account.............................................................    13
    The Portfolios................................................................    13
    Addition, Deletion, or Substitution of Investments............................    17
    Your Right to Vote Portfolio Shares...........................................    17
Charges and Deductions............................................................    18
    Premium Charges...............................................................    18
    Monthly Deduction.............................................................    18
    Mortality and Expense Risk Charge.............................................    20
    Surrender Charge..............................................................    20
    Pro Rata Decrease Charge......................................................    22
    Transfer Charge...............................................................    23
    Loan Interest Charge..........................................................    23
    Change in Net Premium Allocation Charge.......................................    23
    Cash Withdrawal Charge........................................................    23
    Taxes.........................................................................    23
    Portfolio Expenses............................................................    23
The Policy........................................................................    24
    Ownership Rights..............................................................    24
    Modifying the Policy..........................................................    24
    Purchasing a Policy...........................................................    24
    Tax-Free "Section 1035" Exchanges.............................................    25
    When Insurance Coverage Takes Effect..........................................    25
Policy Features...................................................................    26
  Premiums........................................................................    26
    Allocating Premiums...........................................................    26
    Premium Flexibility...........................................................    27


             This Policy is not available in the State of New York.

    Planned Periodic Payments..............................................................     27
    Minimum Monthly Guarantee Premium......................................................     27
    No Lapse Period........................................................................     28
    Premium Limitations....................................................................     28
    Making Premium Payments................................................................     28
Transfers..................................................................................     29
    General................................................................................     29
    Fixed Account Transfers................................................................     30
    Conversion Rights......................................................................     31
    Dollar Cost Averaging..................................................................     31
    Asset Rebalancing Program..............................................................     31
    Third Party Asset Allocation Services..................................................     32
Policy Values..............................................................................     32
    Cash Value.............................................................................     32
    Net Surrender Value....................................................................     33
    Subaccount Value.......................................................................     33
    Subaccount Unit Value..................................................................     33
    Fixed Account Value....................................................................     34
Death Benefit..............................................................................     34
    Death Benefit Proceeds.................................................................     34
    Base Policy Death Benefit..............................................................     35
    Effect of Cash Withdrawals on the Death Benefit........................................     36
    Choosing Death Benefit Options.........................................................     36
    Changing the Death Benefit Option......................................................     36
    Decreasing the Specified Amount........................................................     37
    No Increases in Specified Amount.......................................................     37
    Payment Options........................................................................     37
Surrenders and Cash Withdrawals............................................................     37
    Surrenders.............................................................................     37
    Cash Withdrawals.......................................................................     38
    Canceling a Policy.....................................................................     38
Loans    ..................................................................................     39
    General................................................................................     39
    Interest Rate Charged..................................................................     40
    Loan Reserve Interest Rate Credited....................................................     40
    Effect of Policy Loans.................................................................     40
Policy Lapse and Reinstatement.............................................................     40
    Lapse..................................................................................     40
    No Lapse Period........................................................................     41
    Reinstatement..........................................................................     41
Federal Income Tax Considerations..........................................................     42
    Tax Status of the Policy...............................................................     42
    Tax Treatment of Policy Benefits.......................................................     42
Other Policy Information...................................................................     44
    Benefits at Maturity...................................................................     44
    Payments We Make.......................................................................     45
    Split Dollar Arrangements..............................................................     45
    Policy Termination.....................................................................     46
Supplemental Benefits (Riders).............................................................     46
    Children's Insurance Rider.............................................................     46
    Accidental Death Benefit Rider.........................................................     47
    Other Insured Rider....................................................................     47
    Disability Waiver Rider................................................................     48

    Disability Waiver and Income Rider.....................................................     48
    Primary Insured Rider ("PIR") and Primary Insured Rider Plus ("PIR Plus")..............     48
    Terminal Illness Accelerated Death Benefit Rider.......................................     49
Additional Information.....................................................................     50
    Sale of the Policies...................................................................     50
    Legal Proceedings......................................................................     50
    Financial Statements...................................................................     50
Performance Data...........................................................................     50
    Rates of Return........................................................................     50
Table of Contents of the Statement of Additional Information...............................     53
Glossary ..................................................................................     54
Appendix A - Surrender Charge Base Premiums (per thousand of specified amount).............     57
Prospectus Back Cover......................................................................     59
    Personalized Illustrations of Policy Benefits..........................................     59
    Inquiries..............................................................................     59

POLICY BENEFITS/RISKS SUMMARY                               WRL FREEDOM ELITE(R)
================================================================================

This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS
================================================================================

THE POLICY IN GENERAL

o The WRL Freedom Elite(R) is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

o The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 15 Policy years.

o Fixed Account. You may place money in the fixed account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account. The fixed account is NOT available to you if your Policy was issued in the State of New Jersey.

o Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

o Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from cash value as part of the monthly deduction. These riders may not be available in all states.

FLEXIBLE PREMIUMS

o You select a premium payment plan but the plan is flexible - you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $84.

o You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

o Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund.

VARIABLE DEATH BENEFIT

o If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies). The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

o CHOICE AMONG DEATH BENEFIT OPTIONS. You must choose one of two death benefit options. We offer the following:

         o     Option A is the greater of:

               ->    the current specified amount, or

               -> a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

         o     Option B is the greater of:

               -> the current specified amount, plus the Policy's cash value on the date of the insured's death, or

               -> a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

We will reduce the death benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider, and any interest you paid in advance on any loan for the period between the date of death and the next Policy anniversary.

o Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

o CHANGE IN DEATH BENEFIT OPTION AND SPECIFIED AMOUNT. After the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or decrease the specified amount. A decrease in specified amount is limited to no more than 20% of the specified amount prior to the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.

NO LAPSE GUARANTEE

o We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

CASH VALUE

o Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) (including interest you owe on any Policy loan(s)).

o The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

TRANSFERS

o You can transfer cash value among the subaccounts and the fixed account. You may make transfers in writing, by telephone, by fax or electronically through our website.

o We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

o    Dollar cost averaging and asset rebalancing programs are available.

o You may make one transfer per Policy year from the fixed account, and we must receive at our office your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account.

LOANS

o After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, MINUS any surrender charge and MINUS any outstanding loan amount. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

o We currently charge 5.2% interest annually. The interest will be charged in advance each year on any outstanding loan amount.

o To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%.

o After the 10th Policy year, on all amounts you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited an effective annual rate of 4.75%.

o Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequences of loans with preferred rates is uncertain and may have adverse tax consequences.

CASH WITHDRAWALS AND SURRENDERS

o You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:

         ->    at least $500; and

         -> no more than 10% of the net surrender value. After the 10th Policy year, we currently intend to limit the withdrawal amount to no more than 25% of the net surrender value.

o We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

o A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

o You may fully surrender the Policy at any time before the insured's death or the maturity date. Life insurance coverage will end. You will receive the net surrender value (cash value MINUS surrender charge, MINUS any outstanding loan amount, plus any interest paid in advance on the loan for the period between the date of surrender and the next Policy anniversary). The surrender charge will apply during the first 15 Policy years. THE SURRENDER CHARGE MAY BE SIGNIFICANT. You may receive little or net surrender value if you surrender your Policy in the early Policy years.

o A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse guarantee will not remain in effect.

o Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

TAX BENEFITS

         We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if the Policy is a Modified Endowment Contract ("MEC"), you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal, surrender the Policy or we pay the maturity benefit. Moreover, transfers between the subaccounts are not taxable transactions.

POLICY RISKS
================================================================================

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

         Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

INVESTMENT RISKS

         If you invest your Policy's cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF LAPSE

         If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

         Your Policy contains a no lapse period (premium protection period in Illinois). Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. If you do not pay sufficient premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse.

         If you take a cash withdrawal or Policy loan, if you decrease the specified amount, or if you add, increase or decrease a rider, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount and any pro rata decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse period in effect.

         If you change death benefit options, decrease the specified amount, or add or increase a rider, we will increase the amount of your minimum monthly guarantee premium.

         Before you take a cash withdrawal, loan, decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

         After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount, plus any interest you paid in advance on the loan between the date of surrender and the next Policy anniversary) is not enough to pay the monthly deduction due.

         A Policy lapse may have adverse tax consequences.

         You may reinstate this Policy within five years after it has lapsed (and prior to the maturity date), if the insured meets the insurability requirements and you pay the amount we require.

TAX RISKS (INCOME TAX AND MEC)

         We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis.

         Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges and loans taken before you reach age
59 1/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

LOAN RISKS

         A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit an effective annual rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

         We also currently charge interest on Policy loans at a rate of 5.2% to be paid in advance. Interest not paid when due is added to the amount of the loan to be repaid.

         A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period is no longer in effect, then the Policy will lapse. Adverse tax consequences may result.

         If a loan from a Policy is outstanding when the Policy is surrendered or lapses, or if a loan is taken out and the Policy is a MEC or becomes a MEC within two years of taking the loan, then the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

PORTFOLIO RISKS
================================================================================

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

         There is no assurance that any of the portfolios will achieve its stated investment objective.


FEE TABLES
===============================================================================

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth below. These charges may not be typical of the charges you will pay.

         The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

                                                     TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         AMOUNT DEDUCTED
      CHARGE                   WHEN CHARGE IS DEDUCTED              GUARANTEED CHARGE                         CURRENT CHARGE
      ------                   -----------------------        -----------------------------          ------------------------------
   PREMIUM CHARGES                      None                               None                                   None

CASH WITHDRAWAL CHARGE             Upon withdrawal            2.0% of the amount withdrawn,           2.0% of the amount withdrawn,
                                                                     not to exceed $25                      not to exceed $25

SURRENDER CHARGE(1)             Upon full surrender of        Per $1,000 of initial Specified        Per $1,000 of initial Specified
                                the Policy during first                    Amount                                 Amount

1.  DEFERRED ISSUE CHARGE       15 Policy years.
    COMPONENT:

----------

(1) The surrender charge is equal to the sum of the Deferred Issue Charge and the Deferred Sales Charge multiplied by the Surrender Charge Percentage. The Deferred Issue Charge component of the surrender charge is assessed on the specified amount. The Deferred Sales Charge Component of the surrender charge is based upon issue age, gender and underwriting class of each individual insured and number of Policy years since the date of issue. The Surrender Charge Percentage on a Policy where the insured's issue age is less than 66 is 100% for the first 10 Policy years then decreases at the rate of 20% each Policy year until it reaches zero at the end of the 15th policy year. For a Policy where the insured's issue age is greater than 65, the Surrender Charge Percentage is 100% for the first several Policy years (3 to 9 depending on issue age and gender) and then declines to zero at the end of the 15th Policy year. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to you by contacting your agent and requesting a personalized illustration.

                                                     TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT DEDUCTED
      CHARGE                   WHEN CHARGE IS DEDUCTED                GUARANTEED CHARGE                CURRENT CHARGE
      ------                   -----------------------        -----------------------------           ----------------
SURRENDER CHARGE
(CONTINUED)

-    Minimum Charge                                           $ 5 per $ 1,000                           $ 5 per $ 1,000

-    Maximum Charge                                           $ 5 per $ 1,000                           $ 5 per $ 1,000

-    Charge during first                                      $ 5 per $ 1,000                           $ 5 per $ 1,000
     10 policy years for a
     male, issue age 32 in
     select non-tobacco use
     class.

2.  DEFERRED SALES             Upon full surrender of          A percentage of total premiums    A percentage of total premiums
    CHARGE COMPONENT:          the Policy during                          paid                              paid
                               first 15 Policy years.

-        Minimum Charge                                     26.5% up to the guideline         26.5% up to the guideline
                                                          premium plus 1.20% of premium     premium plus 1.20% of premium
                                                         paid in excess of the guideline   paid in excess of the guideline
                                                                    premium(2)                          premium(2)

-        Maximum Charge                                     26.5% up to the guideline         26.5% up to the guideline
                                                          premium plus 8.95% of premium     premium plus 8.95% of premium
                                                         paid in excess of the guideline   paid in excess of the guideline
                                                                    premium(3)                          premium(3)

-    Charge during first                                    26.5% up to the guideline         26.5% up to the guideline
     10 policy years for a                                 premium plus 8.4% of premium      premium plus 8.4% of premium
     male, issue age 32, in                              paid in excess of the guideline   paid in excess of the guideline
     select non-tobacco use                                         premium                             premium
            class.

TRANSFER CHARGE(4)                   Upon transfer       $10 for each transfer in excess   $10 for each transfer in excess
                                                              of 12 per Policy year             of 12 per Policy year

CHANGE IN NET PREMIUM               Upon change of                     $25                               None
ALLOCATION CHARGE                     allocation
                                   instructions for
                                  premium payments in
                                   excess of one per
                                    Policy quarter

----------

(2) This minimum charge is based on an insured with the following characteristics: unisex, age 80 at issue. This minimum charge may also apply to insureds with other characteristics.

(3) This maximum charge is based on an insured with the following characteristics: unisex, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

(4) The first 12 transfers per Policy year are free.

                                                   TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------------
                                                                                AMOUNT DEDUCTED
                                                                GUARANTEED                                    CURRENT
            CHARGE              WHEN CHARGE IS DEDUCTED           CHARGE                                      CHARGE
------------------------------- ------------------------ ------------------------------- ------------------------------
PRO RATA DECREASE CHARGE         Deducted when amount    Equal to the surrender charge      Equal to the surrender
                                of specified amount is       (as of the date of the        charge (as of the date of
                                 decreased during the     decrease) applicable to that    the decrease) applicable to
                                 first 15 Policy years      portion of the specified          that portion of the
                                                            amount that is decreased       specified amount that is
                                                                                                  decreased.

         The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
                                                                 GUARANTEED                             CURRENT
         CHARGE                  WHEN CHARGE IS DEDUCTED           CHARGE                               CHARGE
------------------------------- ------------------------ ------------------------------ ------------------------------
MONTHLY POLICY CHARGE            Monthly on the Policy   $5.00 per month                $5.00 per month
                                   date and on each
                                     Monthiversary

COST OF INSURANCE(5)             Monthly on the Policy
(without Extra Ratings)(6)         date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 95
    -    Minimum Charge(7)                               $.06 per $1,000 of net         $.05 per $1,000 of net
                                                         amount at risk per month       amount at risk per month

    -    Maximum Charge(8)                               $24.85 per $1,000 of net       $21.12 per $1,000 of net
                                                         amount at risk per month       amount at risk per month

    -    Charge for a male                               $.13 per $1,000 of net         $.12 per $1,000 of net
         insured, issue age                              amount at risk per month       amount at risk per month
         32, in the ultimate
         select non-tobacco
         use class, in Policy
         year 3

----------

(5) Cost of insurance charges are based on each insured's issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a specified amount of $1,000,000 and above are generally lower than that of a Policy with a specified amount less than $1,000,000. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

(6) We may place insureds in sub-standard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

(7) This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, in the first Policy year and a base face amount of $1,000,000 or higher (Band 2). This minimum charge may also apply to insureds with other characteristics.

(8) This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, standard tobacco underwriting class, in the 15th Policy year and a base face amount below $1,000,000 (Band 1). This maximum charge may also apply to insureds with other characteristics.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
                                                                 GUARANTEED                             CURRENT
         CHARGE                  WHEN CHARGE IS DEDUCTED           CHARGE                               CHARGE
------------------------------- ------------------------ ------------------------------ ------------------------------

MORTALITY AND EXPENSE RISK               Daily           Annual rate of 0.90%for        Annual rate of 0.90% for
CHARGE                                                   Policy years 1 - 15 and        Policy years 1 - 15 and
                                                         0.60% for Policy years 16+     0.30% for Policy years 16+
                                                         of daily net assets of each    of daily net assets of each
                                                         subaccount in which you are    subaccount in which you are
                                                         invested                       invested

LOAN INTEREST SPREAD          On Policy anniversary(9)   1.49% (effective annual        0.74% (effective annual
                                                         rate, after rounding)(10)      rate, after rounding)(10)

OPTIONAL RIDER CHARGES:

Accidental Death Benefit         Monthly on the Policy
Rider(11)                          date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 70
    -    Minimum Charge(12)                              $.10 per $1,000 of rider      $.10 per $1,000 of rider face
                                                         face amount per month         amount per month
    -    Maximum Charge(13)                              $.18 per $1,000 of rider      $.18 per $1,000 of rider face
                                                         face amount per month         amount per month
    -    Initial charge for a                            $.10 per $,1000 of rider      $.10 per $1,000 of rider face
         male insured, issue                             face amount per month         amount per month
         age 32

----------

(9) While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary. If prior to the next Policy anniversary, there is a loan repayment, Policy lapse, surrender, Policy termination, or the insured's death, we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence above and the next Policy anniversary.

(10) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan account. We charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary. We will also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).

(11) Rider cost of insurance charges are based on each insured's attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your agent.

(12) This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

(13) This maximum charge is based on an insured with the following characteristics: male, age 50 at issue standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
                                                                GUARANTEED                                  CURRENT
            CHARGE              WHEN CHARGE IS DEDUCTED           CHARGE                                     CHARGE
------------------------------- ------------------------ ----------------------------- -------------------------------
    Disability Waiver Rider(14)  Monthly on the Policy
                                   date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 60
     -   Minimum Charge(15)                              $.03 per $1000 of base        $0.03 per $1000 of base
                                                         Policy specified amount per   Policy specified amount per
                                                         month                         month

     -   Maximum Charge(16)                              $0.39 per $1000 of base       $0.39 per $1000 of base
                                                         Policy specified amount per   Policy specified amount per
                                                         month                         month
     -   Initial charge for a                            $0.05 per $1000 of base       $0.05 per $1000 of base
         male insured, issue                             Policy specified amount per   Policy specified amount per
         age 32                                          month                         month

Disability Waiver and Income     Monthly on the Policy
Rider(17)                          date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 60
     -   Minimum Charge(18)                              $.20 per $10 monthly rider    $.20 per $10 monthly rider
                                                         units                         units
     -   Maximum Charge(19)                              $.86 per $10 monthly rider    $.86 per $10 monthly rider
                                                         units                         units
     -   Initial charge for a                            $.25 per $10 monthly rider    $.25 per $10 monthly rider
         male insured, issue                             units                         units
         age 32

----------

(14) Disability Waiver charges are based on the base insured's issue age, gender and face amount. The charges shown are for base Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.

(15) This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

(16) This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

(17) The charge for this rider is based on the base insured's issue age, gender and number of units of monthly disability income selected.

(18) This minimum charge is based on an insured with the following characteristics: Male, age 27 at issue. This minimum charge may also apply to insureds with other characteristics.

(19) This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
                                                                GUARANTEED                                  CURRENT
            CHARGE              WHEN CHARGE IS DEDUCTED           CHARGE                                     CHARGE
------------------------------- ------------------------ ----------------------------- -------------------------------
Children's Insurance Rider(20)   Monthly on the Policy   $.60 per $1000 of rider       $.60 per $1000 of rider face
                                   date and on each      face amount per month         amount per month
                                  Monthiversary until
                                  the youngest child
                                    reaches age 25

Other Insured Rider(21)          Monthly on the Policy
(without Extra Ratings)(6)         date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 95
     -   Minimum Charge(7)                               $.06 per $1000 of rider       $.06 per $1000 of rider face
                                                         face amount per month         amount per month

     -   Maximum Charge(8)                               $24.85 per $1000 of rider     $21.12 per $1000 of rider
                                                         face amount per month         face amount per month

     -   Initial charge for a                            $.13 per $1000 of rider       $.12 per $1000 of rider face
         male insured, issue                             face amount per month         amount per month
         age 32, in the
         ultimate select
         non-tobacco use class

Primary Insured Rider(21)        Monthly on the Policy
(without Extra Ratings)(6)         date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 90

     -   Minimum Charge(7)                               $.06 per $1000 of rider       $.05 per $1000 of rider face
                                                         face amount per month         amount per month

     -   Maximum Charge(22)                              $18.46 per $1000 of rider     $14.91 per $1000 of rider
                                                         face amount per month         face amount per month

     -   Initial charge for a                            $.13 per $1000 of rider       $.10 per $1000 of rider face
         male insured, issue                             face amount per month         amount per month
         age 32, in the
         ultimate select
         non-tobacco use class

----------

(20) The charge for this rider is based on the rider face amount and does not vary.

(21) Rider cost of insurance charges are based on each insured's issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.

(22) This maximum charge is based on an insured with the following characteristics: male, age 80 at issue standard tobacco underwriting class and in the 10th Policy year. This maximum charge may also apply to insureds with other characteristics.

                                                TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
                                                                GUARANTEED                        CURRENT
            CHARGE              WHEN CHARGE IS DEDUCTED           CHARGE                          CHARGE
------------------------------- ------------------------ -------------------------     -------------------------------
Primary Insured Plus Rider(21)   Monthly on the Policy
(without Extra Ratings)(6)         date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 85
    -    Minimum Charge                                  $.08 per $1000 of rider       $.03 per $1000 of rider face
                                                         face amount per month(23)     amount per month(24)
    -    Maximum Charge                                  $13.54 per $1000 of rider     $10.93 per $1000 of rider
                                                         face amount per month(25)     face amount per month(26)
    -    Initial charge for a                            $.13 per $1000 of rider       $.06 per $1000 of rider face
         male insured, issue                             face amount per month         amount per month
         age 32, in the
         ultimate select
         non-tobacco use class

         Terminal Illness       When rider is exercised    Discount Factor(27)               Discount Factor(27)
         Accelerated Death
          Benefit Rider

----------

(23) This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, non-tobacco use class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

(24) This minimum charge is based on an insured with the following characteristics: female, age 29 at issue, ultimate select non-tobacco use class, first Policy year and a rider face amount of $1,000,000 or above (Band 2). This minimum charge may also apply to insureds with other characteristics.

(25) This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, standard tobacco use class and in the 5th Policy year. This maximum charge may also apply to insureds with other characteristics.

(26) This maximum charge is based on an insured with the following characteristics: male, age 69 at issue, standard tobacco use class, 16th Policy year and a rider face amount of less than $1,000,000 (Band 1). This maximum charge may also apply to insureds with other characteristics.

(27) We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

RANGE OF EXPENSES FOR THE PORTFOLIOS(1), (2)

         The next table shows the minimum and maximum total operating expenses charged by the portfolios during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

                                                                                                       Minimum       Maximum
---------------------------------------------------------------------------------------------------- ------------- ------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES  (total of all expenses that are deducted from portfolio
assets, including management fees, 12b-1 fees, and other expenses)                                      0.41%         1.78%

NET ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted from portfolio
assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of          0.41%         1.40%
fees and expenses)(3)

(1) The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

(2) The table showing the range of expenses for the portfolios takes into account the expenses of several Series fund asset allocation portfolios that are "funds of funds." A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios. Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the "fund of funds" and for the portfolios in which it invests, assuming a constant allocation by each "fund of funds" of its assets among the portfolios identical to its actual allocation at December 31, 2002.

(3) The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 8 portfolios that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 2004.

WESTERN RESERVE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS
================================================================================

WESTERN RESERVE

         Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

         The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

         The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

         Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

         CHANGES TO THE SEPARATE ACCOUNT. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

         o Remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

         o Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

         o Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;

         o Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

         o Combine the separate account with other separate accounts, and/or create new separate accounts;

         o Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and

         o Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

         The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

THE FIXED ACCOUNT

         The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

         Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

         We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

         New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is NOT available to you. You may not direct or transfer any premium payments or cash value to the fixed account. The fixed account is used solely for Policy loans.

         THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

         The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

         Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

         Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

         YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE FUND PROSPECTUSES BY CONTACTING US AT 1-800-851-9777 OR VISITING OUR WEBSITE AT WWW.WESTERNRESERVE.COM. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.

                                               SUB-ADVISER OR ADVISER AND
PORTFOLIO                                      INVESTMENT OBJECTIVE
---------                                      --------------------------
MUNDER NET50                                   MUNDER CAPITAL MANAGEMENT
                                               Seeks long-term capital appreciation.

VAN KAMPEN EMERGING GROWTH                     VAN KAMPEN ASSET MANAGEMENT INC.
                                               Seeks capital appreciation.

T. ROWE PRICE SMALL CAP                        T. ROWE PRICE ASSOCIATES, INC.
                                               Seeks long-term growth of capital by
                                               investing primarily in common stocks of
                                               small growth companies.

PBHG MID CAP GROWTH                            PILGRIM BAXTER & ASSOCIATES, LTD.
                                               Seeks capital appreciation.

ALGER AGGRESSIVE GROWTH                        FRED ALGER MANAGEMENT, INC.
                                               Seeks long-term capital appreciation.

THIRD AVENUE VALUE                             THIRD AVENUE MANAGEMENT LLC
                                               Seeks long-term capital appreciation.

AMERICAN CENTURY INTERNATIONAL                 AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                                               Seeks capital growth.

JANUS GLOBAL                                   JANUS CAPITAL MANAGEMENT LLC
                                               Seeks long-term growth of capital in a manner
                                               consistent with the preservation of capital.

GREAT COMPANIES--GLOBAL(2)                     GREAT COMPANIES, L.L.C.
                                               Seeks long-term growth of capital in a
                                               manner consistent with the preservation of capital.

GREAT COMPANIES--TECHNOLOGY(SM)                GREAT COMPANIES, L.L.C.
                                               Seeks long-term growth of capital.




                                               SUB-ADVISER OR ADVISER AND
PORTFOLIO                                      INVESTMENT OBJECTIVE
---------                                      --------------------------
JANUS GROWTH                                   JANUS CAPITAL MANAGEMENT LLC
                                               Seeks growth of capital.

MARSICO GROWTH*                                BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                               Seeks long-term growth of capital.

GE U.S. EQUITY                                 GE ASSET MANAGEMENT INCORPORATED
                                               Seeks long-term growth of capital.

GREAT COMPANIES--AMERICA(SM)                   GREAT COMPANIES, L.L.C.
                                               Seeks long-term growth of capital.

SALOMON ALL CAP                                SALOMON BROTHERS ASSET MANAGEMENT INC
                                               Seeks capital appreciation.

DREYFUS MID CAP                                THE DREYFUS CORPORATION
                                               Seeks total investment returns (including
                                               capital appreciation and income), which
                                               consistently outperform the S&P Mid Cap 400 Index.

PBHG/NWQ VALUE SELECT                          NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                                               and Pilgrim Baxter & Associates, Ltd.
                                               Seeks to achieve maximum, consistent
                                               total return with minimum risk to principal.

T. ROWE PRICE EQUITY INCOME                    T. ROWE PRICE ASSOCIATES, INC.
                                               Seeks to provide substantial dividend income
                                               as well as long-term growth of capital by
                                               primarily investing in the dividend-paying
                                               common stocks of established companies.

TRANSAMERICA VALUE BALANCED                    TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                               Seeks preservation of capital and competitive
                                               investment returns.

LKCM STRATEGIC TOTAL RETURN                    LUTHER KING CAPITAL MANAGEMENT CORPORATION
                                               Seeks preservation of capital and long-term
                                               growth.

CLARION REAL ESTATE SECURITIES                 ING CLARION REAL ESTATE SECURITIES
                                               Seeks long-term total return from
                                               investments primarily in equity securities
                                               of real estate companies. Total return
                                               will consist of realized and unrealized
                                               capital gains and losses plus income.

FEDERATED GROWTH & INCOME                      FEDERATED INVESTMENT COUNSELING
                                               Seeks total return by investing in securities
                                               that have defensive characteristics.

                                               SUB-ADVISER OR ADVISER AND
PORTFOLIO                                      INVESTMENT OBJECTIVE
---------                                      --------------------------
JANUS BALANCED                                 JANUS CAPITAL MANAGEMENT LLC
                                               Seeks long-term capital growth, consistent
                                               with preservation of capital and balanced
                                               by current income.

AEGON BOND                                     BANC ONE INVESTMENT ADVISORS CORP.
                                               Seeks the highest possible current income
                                               within the confines of the primary goal of
                                               insuring the protection of capital.

TRANSAMERICA MONEY MARKET                      TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                               Seeks to provide maximum current income consistent
                                               with preservation of principal and maintenance of
                                               liquidity.

ASSET ALLOCATION - CONSERVATIVE PORTFOLIO**    AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                               Seeks current income and preservation of capital.

ASSET ALLOCATION - MODERATE PORTFOLIO**        AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                               Seeks capital appreciation.

ASSET ALLOCATION - MODERATE GROWTH             AEGON/TRANSAMERICA FUND ADVISERS, INC.
PORTFOLIO**                                    Seeks capital appreciation.

ASSET ALLOCATION - GROWTH PORTFOLIO**          AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                               Seeks capital appreciation and current income.

TRANSAMERICA CONVERTIBLE SECURITIES            TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                               Seeks maximum total return through a
                                               combination of current income and
                                               capital appreciation.

PIMCO TOTAL RETURN                             PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC
                                               Seeks maximum total return consistent
                                               with preservation of capital and
                                               prudent investment management.

TRANSAMERICA EQUITY                            TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                               Seeks to maximize long-term growth.

TRANSAMERICA GROWTH OPPORTUNITIES              TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                               Seeks to maximize long-term growth.

VIP EQUITY-INCOME PORTFOLIO                    FIDELITY MANAGEMENT & RESEARCH COMPANY
                                               Seeks reasonable income.

VIP CONTRAFUND(R)PORTFOLIO                     FIDELITY MANAGEMENT & RESEARCH COMPANY
                                               Seeks long-term capital appreciation.

                                               SUB-ADVISER OR ADVISER AND
PORTFOLIO                                      INVESTMENT OBJECTIVE
---------                                      --------------------------
VIP GROWTH OPPORTUNITIES PORTFOLIO             FIDELITY MANAGEMENT & RESEARCH COMPANY
                                               Seeks to provide capital growth.

----------
* Prior to November 1, 2002, this portfolio was sub-advised by Goldman Sachs Asset Management.

** Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

         AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.

         Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the VIP Funds and manages the VIP Funds in accordance with policies and guidelines established by the VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management service with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

         Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to AEGON/Transamerica Advisers for investment model creation and maintenance to the Asset Allocation - Conservative Portfolio, Asset Allocation - Moderate Portfolio, Asset Allocation
- Moderate Growth Portfolio and Asset Allocation - Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

         We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

         Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

         Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

         If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS
================================================================================

         This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

SERVICES AND BENEFITS WE PROVIDE         o        the death benefit, cash and loan benefits;
UNDER THE POLICY:
                                         o        investment options, including premium allocations;

                                         o        administration of elective options; and

                                         o        the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:             o        costs associated with processing and underwriting
                                                  applications;

                                         o        expenses of issuing and administering the Policy
                                                  (including any Policy riders);

                                         o        overhead and other expenses for providing services
                                                  and benefits and sales and marketing expenses,
                                                  including compensation paid in connection with
                                                  the sale of the Policies; and

                                         o        other costs of doing business, such as collecting
                                                  premiums, maintaining records, processing claims,
                                                  effecting transactions, and paying federal,
                                                  state and local premium and other taxes and fees.

RISKS WE ASSUME:                         o        that the charges we may deduct may be insufficient
                                                  to meet our actual claims because insureds die
                                                  sooner than we estimate; and

                                         o        that the costs of providing the services and
                                                  benefits under the Policies may exceed the charges
                                                  we are allowed to deduct.

         Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM CHARGES

         We deduct no charges from premium payments before allocating the premiums to the separate account and the fixed account according to your instructions.

MONTHLY DEDUCTION

         We take a monthly deduction from the net surrender value on the Policy date and on each Monthiversary. We deduct this charge from each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS                 o        the monthly Policy charge; PLUS
EQUAL TO:
                                         o        the monthly cost of insurance charge for the
                                                  Policy; PLUS

                                         o        the monthly charge for any benefits provided
                                                  by riders attached to the Policy; PLUS

                                         o        the pro rata decrease charge (if applicable)
                                                  incurred as a result of a decrease in the
                                                  specified amount.

                                         MONTHLY POLICY CHARGE:

                                         o        This charge equals $5.00 each Policy month.

                                         o        We will not increase this charge.

                                         o        We may waive this charge at issue on
                                                  additional policies (not on the original
                                                  Policy) purchased naming the same
                                                  owner and insured.

                                         o        This charge is used to cover aggregate Policy
                                                  expenses.

                                         COST OF INSURANCE CHARGE:

                                         o        We deduct this charge each month. It varies each
                                                  month and is determined as follows:

                                                  1.       divide the death benefit on the Monthiversary
                                                           by 1.0024663 (this factor reduces the net amount
                                                           at risk, for purposes of computing the cost of
                                                           insurance, by taking into account assumed monthly
                                                           earnings at an annual rate of 3.0%);

                                                  2.       subtract the cash value on the Monthiversary (the
                                                           resulting amount is the net amount at risk);

                                                  3.       multiply the net amount at risk for the appropriate
                                                           monthly cost of insurance rate for the Policy.

                                         OPTIONAL INSURANCE RIDERS:

                                         o        The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

         To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured's attained age, gender, underwriting class, and the length of time that the Policy has been in force. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. The factors that affect the net amount at risk include investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("1980 C.S.O. Tables") and the insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

         We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis would not cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

         The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

         The cost of insurance charge for any optional insurance rider and for any increase in rider specified amount is determined in the same manner used to determine the Base Policy's cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy's net amount at risk.

MORTALITY AND EXPENSE RISK CHARGE

         We deduct a daily charge from your Policy's cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume. This charge is equal to:

         o        your Policy's cash value in each subaccount multiplied by

         o the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

         The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

         The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

         If this charge combined with other Policy charges, does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution and other costs.

SURRENDER CHARGE

         If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you. There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

         THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD EVALUATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

         o you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

         o        investment performance is too low.


THE SURRENDER CHARGE IS          o    the ISSUE CHARGE plus the SALES CHARGE;
EQUAL TO:                             MULTIPLIED BY

                                 o    the SURRENDER CHARGE FACTOR.


         The ISSUE CHARGE is $5.00 MULTIPLIED BY each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account.

          The SALES CHARGE equals:

     o 26.5% MULTIPLIED BY the total premiums paid up to the surrender charge base premium shown in your Policy; PLUS

     o a percentage, which varies depending on the insured's issue age and gender (see table below), MULTIPLIED BY the total premiums paid in excess of the surrender charge base premium.

                              ISSUE AGE RANGE                                            UNISEX*
            MALE                  FEMALE                  PERCENTAGE        ISSUE AGE               PERCENTAGE
            0-55                   0-62                    8.4%                0-55                  8.95%
           56-63                  63-69                    4.4%               56-63                  6.84%
           64-68                  70-74                    3.6%               64-68                  3.52%
           69-73                  75-79                    3.1%               69-73                  2.31%
           74-78                    80+                    2.5%               74-78                  1.79%
             79+                                           2.0%                 79+                  1.20%

* The reference to "unisex" is included for purposes of states which prohibit the use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of their residents.

         See Appendix B for a chart that shows the relationship between the specified amount and the surrender charge base premium, depending upon the insured's age, gender and underwriting class.

         The sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

         To determine the SURRENDER CHARGE, we apply the SURRENDER CHARGE FACTOR to the sum of the ISSUE CHARGE plus the SALES CHARGE. The SURRENDER CHARGE FACTOR varies with the insured's age and the number of years the Policy has been in force. For male insureds ages 0-65, and for female insureds ages 0-70, the surrender charge factor is equal to 1.00 during Policy years 1-10. It then decreases by 0.20 each year until the 15th Policy year when it is zero. For insureds with older issue ages, the factor is less than 1.00 at the end of the 10th Policy year and decreases to zero at the end of the 15th Policy year.

                            SURRENDER CHARGE FACTORS

                              MALES ISSUE AGES 0-65
                             FEMALES ISSUE AGES 0-70

    END OF POLICY YEAR*                                                                                  FACTOR
    At Issue                                                                                              1.00
    1-10                                                                                                  1.00
    11                                                                                                     .80
    12                                                                                                     .60
    13                                                                                                     .40
    14                                                                                                     .20
    15+                                                                                                      0

* The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.

         Applying the surrender charge factor to the total issue and sales charges for any surrender during the 11th through the 15th Policy years will result in a reduced surrender charge. If you surrender your Policy after the 15th Policy year, there are no issue or sales charges due. We always determine the surrender charge factor from the Policy date to the surrender date, regardless of whether there were any prior lapses and reinstatements.

o SURRENDER CHARGE EXAMPLE 1: Assume a male insured purchases the Policy at issue age 35 for $250,000 of specified amount, paying the surrender charge Base Premium of $2,518, and an additional premium amount of $482 in excess of the surrender charge Base Premium, for a total premium of $3,000 per year for four years ($12,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

        (a)       ISSUE CHARGE: [250 x $5.00] ($5.00/$1,000
                  of initial specified amount)                                                =   $  1,250.00

        (b)       SALES CHARGE:
                  (i)      26.5%

                           of surrender charge
                           base premium paid
                           [26.5% x $2,518], and                                              =   $    667.27
                  (ii)     8.4%
                           of premiums paid in excess
                           of surrender charge
                           base premium
                           [8.4% x $9,482]                                                    =   $    796.49
        (c)       APPLICABLE SURRENDER CHARGE FACTOR
                  [(a)$1,250.00 + (b)($667.27 + $796.49)] x 1.00                              =          1.00
                  SURRENDER CHARGE = [$1,250.00 + $1,463.76] x 1.00                           =   $  2,713.76
                                                                                                  ===========


o SURRENDER CHARGE EXAMPLE 2: Assume the same facts as in Example 1, including continued premium payments of $3,000 per year, EXCEPT the owner surrenders the Policy on the 14th Policy anniversary:

        (a)       ISSUE CHARGE: [250 x $5.00]                                                 =   $  1,250.00
        (b)       SALES CHARGE:
                  (i)      [26.5% x $2,518], and                                              =   $    667.27
                  (ii)     [8.4% x $39,482]                                                   =   $  3,316.49
        (c)       APPLICABLE SURRENDER CHARGE FACTOR
                  [(a)$1,250.00 + (b)($667.27 + $3,316.49)] x .20                             =           .20
                  SURRENDER CHARGE = [$1,250.00 + $3,983.76] x .20                            =   $  1,046.75
                                                                                                  ===========

There will be no surrender charge if the owner waits until the 15th Policy anniversary to surrender the Policy.

PRO RATA DECREASE CHARGE

         If you decrease the specified amount during the first 15 Policy years we will deduct a pro rata decrease charge from your cash value. We will determine the pro rata decrease charge by:

o calculating the surrender charge that would apply if the Policy was being surrendered; then MULTIPLY it by

o the ratio of the specified amount decrease you requested to the initial specified amount of your Policy.

THE PRO RATA DECREASE CHARGE IS EQUAL TO:

                                    o        the specified amount decrease that
                                             you request; DIVIDED BY

                                    o        the full specified amount on the
                                             Policy date; MULTIPLIED BY

                                    o        the surrender charge as of the date
                                             of the decrease based on the
                                             specified amount on the Policy
                                             date.

         We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from:

         o        a change in the death benefit option; or

         o        a cash withdrawal (when you select death benefit Option A).

         If a pro rata decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

         We will determine the pro rata decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the pro rata decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

TRANSFER CHARGE

         o We currently allow you to make 12 transfers each year free from charge.

         o        We charge $10 for each additional transfer.

         o For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

         o We deduct the transfer charge from the amount being transferred.

         o Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.

         o Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.

         o        We will not increase this charge.

LOAN INTEREST CHARGE

         We charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate, after rounding) on each Policy anniversary. We also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (4.0% minimum guaranteed). After offsetting the 4.75% interest we credit, the net cost of loans currently is 0.74% annually (after rounding) (1.49% maximum guaranteed). After the 10th Policy year, you may receive preferred loan credited rates on an amount equal to the cash value MINUS total premiums paid (less any cash withdrawals) and MINUS any outstanding loan amount. The current preferred loan interest rate credited is 5.49% effective annually, after rounding, and is not guaranteed.

CHANGE IN NET PREMIUM ALLOCATION CHARGE

         We currently do not charge you if you change your net premium allocation. However, in the future we may decide to charge you $25 if you make more than one change every three months in your allocation schedule. We will notify you if we decide to impose this charge.

CASH WITHDRAWAL CHARGE

         o After the first Policy year, you may take one cash withdrawal per Policy year.

         o When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

         o We deduct this amount from the withdrawal, and we pay you the balance.

         o        We will not increase this charge.

TAXES

         We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

PORTFOLIO EXPENSES

         The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses.

         Our affiliate, AFSG Securities Corporation ("AFSG"), the principal underwriter for the Policies, will receive the 12b-1 fees deducted from VIP Funds portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

THE POLICY
================================================================================

OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

         o        to designate or change beneficiaries;

         o        to receive amounts payable before the death of the insured;

         o to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

         o        to change the owner of this Policy; and

         o        to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date we receive it, subject to payment or other action taken by us before it was received.

MODIFYING THE POLICY

         Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THIS POLICY.

Upon notice to you, we may modify the Policy:

         o to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

         o to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or

         o        to reflect a change in the operation of the separate account;
                  or

         o to provide additional subaccounts and/or fixed account options.

PURCHASING A POLICY

         To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

         You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy for issue ages 0-60 is generally $250,000. It declines to $100,000 for issue ages 61-80.

         We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

         o        the date of your application; or

         o the date the insured completes all of the medical tests and examinations that we require.

TAX-FREE "SECTION 1035" EXCHANGES

         You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

WHEN INSURANCE COVERAGE TAKES EFFECT

         Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

         Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.


THE AGGREGATE AMOUNT OF CONDITIONAL                  o      the amounts applied for under all conditional
INSURANCE COVERAGE, IF ANY, IS THE LESSER OF:               receipts issued by us; or
                                                     o      $500,000 of life insurance.

SUBJECT TO THE CONDITIONS AND LIMITATIONS            o      the date of application;
OF THE CONDITIONAL RECEIPT, CONDITIONAL              o      the date of the last medical examination, test,
INSURANCE UNDER THE TERMS OF THE POLICY                     and other screenings required by us, if any (the
APPLIED FOR MAY BECOME EFFECTIVE AS OF                      "Effective Date"). Such conditional insurance
THE LATER OF:                                               will take effect as of the Effective Date, so long
                                                            as all of the following requirements are met:

                                                            1.       Each person proposed to be insured
                                                                     is found to have been insurable as
                                                                     of the Effective Date, exactly as
                                                                     applied for in accordance with our
                                                                     underwriting rules and standards,
                                                                     without any modifications as to
                                                                     plan, amount, or premium rate;

                                                            2.       As of the Effective Date, all
                                                                     statements and answers given in the
                                                                     application must be true;

                                                            3.       The payment made with the
                                                                     application must not be less than
                                                                     the full initial premium for the
                                                                     mode of payment chosen in the
                                                                     application and must be received at
                                                                     our office within the lifetime of
                                                                     the proposed insured;

                                                            4.       All medical examinations, tests,
                                                                     and other screenings required of
                                                                     the proposed insured by us are
                                                                     completed and the results received
                                                                     at our office within 60 days of the
                                                                     date the application was completed;
                                                                     and

                                                            5.       All parts of the application, any
                                                                     supplemental application,
                                                                     questionnaires, addendum and/or
                                                                     amendment to the application are
                                                                     signed and received at our office.

ANY CONDITIONAL LIFE INSURANCE COVERAGE              a.       60 days from the date the application
TERMINATES ON THE EARLIEST OF:                                was signed;

                                                     b.       the date we either mail notice to
                                                              the applicant of the rejection of
                                                              the application and/or mail a
                                                              refund of any amounts paid with the
                                                              application;

                                                     c.       when the insurance applied for goes
                                                              into effect under the terms of the
                                                              Policy applied for; or

                                                     d.       the date we offer to provide
                                                              insurance on terms that differ from
                                                              the insurance for which you have
                                                              applied.

SPECIAL LIMITATIONS OF THE CONDITIONAL               o      the conditional receipt is not valid unless:
RECEIPT:
                                                              ->       all blanks in the conditional receipt are
                                                                       completed; and

                                                              ->       the Receipt is signed by an agent or
                                                                       authorized Company representative.

OTHER LIMITATIONS:                                   o      There is no conditional receipt coverage for
                                                            riders or any additional benefits, if any, for which
                                                            you may have applied.

                                                     o      If one or more of the Receipt's conditions have not
                                                            been met exactly, or if a proposed insured dies by
                                                            suicide, we will not be liable except to return any payment made with the application.

                                                     o      If we do not approve and accept the application within
                                                            60 days of the date you signed the application, the
                                                            application will be deemed to be rejected by us and
                                                            there will be no conditional insurance coverage.
                                                            In that case, Western Reserve's liability will be
                                                            limited to returning any payment(s) you have made upon
                                                            return of this Receipt to us.

         Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the WRL Transamerica Money Market subaccount. On the record date, which is the date we record your Policy on our books as an in force Policy, we will allocate our cash value from the WRL Transamerica Money Market subaccount to the accounts you elect on our application.

         On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

POLICY FEATURES
================================================================================

PREMIUMS
================================================================================

ALLOCATING PREMIUMS

         You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

         o        allocation percentages must be in whole numbers;

         o if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $100 monthly; and

         o if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.

         Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes or to charge $25 for each change in excess of one per Policy year quarter.

         Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

         You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

PREMIUM FLEXIBILITY

         You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $84. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.

PLANNED PERIODIC PAYMENTS

         You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

         Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

MINIMUM MONTHLY GUARANTEE PREMIUM

         The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

         Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums times the number of months from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

         The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

         AFTER THE NO LAPSE PERIOD ENDS, PAYING THE CURRENT MINIMUM MONTHLY GUARANTEE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.

NO LAPSE PERIOD

         Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:

         o the total amount of the premiums you paid (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) equals or exceeds:

                  -> the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month.

PREMIUM LIMITATIONS

         Premium payments must be at least $84 ($1,000 if by wire). We may return premiums less than $84. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.

MAKING PREMIUM PAYMENTS

         We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

         If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

                                All First Bank of Baltimore
                                ABA #052000113
                                For credit to: Western Reserve Life
                                Account #: 89539639
                                Policyowner's Name:
                                Policy Number:
                                Attention: General Accounting

         Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

         Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

TRANSFERS
================================================================================

GENERAL

         You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

         X You may make one transfer from the fixed account in a Policy year (unless you choose dollar cost averaging from the fixed account).

         X You may request transfers in writing (in a form we accept), by fax, by telephone to our office or electronically through our website (www.westernreserve.com).

         X        There is no minimum amount that must be transferred.

         X There is no minimum amount that must remain in a subaccount after a transfer.

         X We deduct a $10 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

         X We consider all transfers made in any one day to be a single transfer.

         X Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the record date, transfers from the fixed account and transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

         X Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

         COSTS AND MARKET TIMING/FREQUENT TRANSFERS. Professional market timing organizations and some Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all Policy owners, including the long-term Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

         The transfer privilege under the Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

         DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

         We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

         Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 727-299-1648.

         Please note the following regarding telephone or fax transfers:

         -> We will employ reasonable procedures to confirm that telephone instructions are genuine.

         -> If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

         -> If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

         -> Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

         ->       We may also require written confirmation of your order.

         -> If you do not want the ability to make telephone transfers, you should notify us in writing at our office.

         -> Telephone or fax orders must be received at our office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

         -> WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 727-299-1648.

         -> We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

         We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

         Online transactions may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

         We will process any transfer order we receive at our office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

         You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:

         -> 25% of the amount in the fixed account (currently we allow up to 50% of your value, but the 50% limit is not guaranteed); or

         -> the amount you transferred from the fixed account in the immediately prior Policy year.

         New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.

CONVERSION RIGHTS

         If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our office.

DOLLAR COST AVERAGING

         Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

         Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We will make the first transfer in the month after we receive your request at our office, provided that we receive the form by the 25th day of the month.

TO START DOLLAR COST AVERAGING:                 ->       you must submit a completed form to us at
                                                         our office requesting dollar cost averaging;

                                                ->       you must have at least $5,000 in each
                                                         account from which we will make transfers;

                                                ->       your total transfers each month under dollar
                                                         cost averaging must be at least $100; and

                                                ->       each month, you may not transfer more than
                                                         one-tenth of the amount that was in your
                                                         fixed account at the beginning of dollar
                                                         cost averaging.

         You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

DOLLAR COST AVERAGING WILL TERMINATE IF:        ->       we receive your request to cancel your
                                                         participation;

                                                ->       the value in the accounts from which we make
                                                         the transfers is depleted;

                                                ->       you elect to participate in the asset
                                                         rebalancing program; OR

                                                ->       you elect to participate in any asset
                                                         allocation services provided by a third
                                                         party.

         We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

         We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

         You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:                  ->       you must submit a completed asset
                                                      rebalancing request form to us at our office
                                                      before the maturity date; and

                                             ->       you must have a minimum cash value of $5,000
                                                      or make a $5,000 initial premium payment.

         There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

ASSET REBALANCING WILL CEASE IF:             ->       you elect to participate in the dollar cost
                                                      averaging program;

                                             ->       we receive your request to discontinue
                                                      participation at our office;

                                             ->       you make any transfer to or from any
                                                      subaccount other than under a scheduled
                                                      rebalancing; or

                                             ->       you elect to participate in any asset
                                                      allocation services provided by a third
                                                      party.

         You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

         We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
================================================================================

CASH VALUE

         o Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

         o Serves as the starting point for calculating values under a Policy.

         o Equals the sum of all values in each subaccount and the fixed account.

         o        Is determined on the Policy date and on each valuation date.

         o Has no guaranteed minimum amount and may be more or less than premiums paid.

         o Includes any amounts held in the fixed account to secure any outstanding Policy loan.

NET SURRENDER VALUE

         The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.

NET SURRENDER VALUE ON ANY VALUATION         o         the cash value as of such
DATE EQUALS:                                           date; MINUS

                                             o         any surrender charge as
                                                       of such date; MINUS

                                             o         any outstanding Policy
                                                       loan amount(s); PLUS

                                             o         any interest you paid in
                                                       advance on the loan(s)
                                                       for the period between
                                                       the date of the surrender
                                                       and the next Policy
                                                       anniversary.

SUBACCOUNT VALUE

         Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

THE NUMBER OF UNITS IN ANY SUBACCOUNT        o         the initial units
ON ANY VALUATION DATE EQUALS:                          purchased at unit value
                                                       on the record date; PLUS

                                             o         units purchased with
                                                       additional net
                                                       premium(s); PLUS

                                             o         units purchased via
                                                       transfers from another
                                                       subaccount or the fixed
                                                       account; MINUS

                                             o         units redeemed to pay for
                                                       monthly deductions; MINUS

                                             o         units redeemed to pay for
                                                       cash withdrawals; MINUS

                                             o         units redeemed as part of
                                                       a transfer to another
                                                       subaccount or the fixed
                                                       account; MINUS

                                             o         units redeemed to pay pro
                                                       rata decrease charge and
                                                       transfer charges.

         Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received at our office.

SUBACCOUNT UNIT VALUE

         The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

THE UNIT VALUE OF ANY                        o         the total value of the
SUBACCOUNT AT THE END OF A                             portfolio shares held in
VALUATION PERIOD IS                                    the subaccount, including
CALCULATED AS:                                         the value of any
                                                       dividends or capital
                                                       gains distribution
                                                       declared and reinvested
                                                       by the portfolio during
                                                       the valuation period.
                                                       This value is determined
                                                       by multiplying the number
                                                       of portfolio shares owned
                                                       by the subaccount by the
                                                       portfolio's net asset
                                                       value per share
                                                       determined at the end of
                                                       the valuation period;
                                                       MINUS

                                             o         a charge equal to the
                                                       daily net assets of the
                                                       subaccount multiplied by
                                                       the daily equivalent of
                                                       the daily mortality and
                                                       expense risk charge;
                                                       MINUS

                                             o         the accrued amount of
                                                       reserve for any taxes or
                                                       other economic burden
                                                       resulting from applying
                                                       tax laws that we
                                                       determine to be properly
                                                       attributable to the
                                                       subaccount; AND THE
                                                       RESULT DIVIDED BY

                                             o         the number of outstanding
                                                       units in the subaccount
                                                       before the purchase or
                                                       redemption of any units
                                                       on that date.

         The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

         On the record date, the fixed account value is equal to the cash value allocated to the fixed account from the WRL Transamerica Money Market subaccount.

THE FIXED ACCOUNT VALUE AT THE END OF ANY    o         the sum of net premium(s)
VALUATION PERIOD IS EQUAL TO:                          allocated to the fixed
                                                       account; PLUS

                                             o         any amounts transferred
                                                       from a subaccount to the
                                                       fixed account; PLUS

                                             o         total interest credited
                                                       to the fixed account;
                                                       MINUS

                                             o         amounts charged to pay
                                                       for monthly deductions;
                                                       MINUS

                                             o         amounts withdrawn or
                                                       surrendered from the
                                                       fixed account to pay for
                                                       cash withdrawals; MINUS

                                             o         amounts transferred from
                                                       the fixed account to a
                                                       subaccount; MINUS

                                             o         amounts withdrawn from
                                                       the fixed account to pay
                                                       any pro rata decrease
                                                       charge incurred due to a
                                                       decrease in specified
                                                       amount.

         New Jersey: If your Policy was issued in the State of New Jersey, the fixed account value at the end of any valuation period is equal to:

                  o any amounts transferred from a subaccount to the fixed account to establish a loan reserve; PLUS

                  o        total interest credited to the fixed account.

DEATH BENEFIT
================================================================================

DEATH BENEFIT PROCEEDS

         As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

DEATH BENEFIT PROCEEDS EQUAL:                o         the death benefit
                                                       (described below); MINUS

                                             o         any monthly deductions
                                                       due during the grace
                                                       period (if applicable);
                                                       MINUS

                                             o         any outstanding loan
                                                       amount; PLUS

                                             o         any additional insurance
                                                       in force provided by
                                                       rider; PLUS

                                             o         any interest you paid in
                                                       advance on the loan(s)
                                                       for the period between
                                                       the date of death and the
                                                       next Policy anniversary.

         We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

BASE POLICY DEATH BENEFIT

         The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the two death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

DEATH BENEFIT OPTION A                       o         the current specified
EQUALS THE GREATER OF:                                 amount; OR

                                             o         a specified percentage
                                                       called the "limitation
                                                       percentage," MULTIPLIED
                                                       BY

                                             o         the cash value on the
                                                       insured's date of death.

         Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

         The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

            ATTAINED AGE                                    LIMITATION PERCENTAGE
            40 and under                                            250%
              41 to 45                      250% of cash value minus 7% for each age over age 40
              46 to 50                      215% of cash value minus 6% for each age over age 45
              51 to 55                      185% of cash value minus 7% for each age over age 50
              56 to 60                      150% of cash value minus 4% for each age over age 55
              61 to 65                      130% of cash value minus 2% for each age over age 60
              66 to 70                      120% of cash value minus 1% for each age over age 65
              71 to 75                      115% of cash value minus 2% for each age over age 70
              76 to 90                                              105%
              91 to 95                      105% of cash value minus 1% for each age over age 90
            96 and older                                            100%

         If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

         Option A Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $500,000 specified amount will generally pay $500,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $200,000, the death benefit will exceed the $500,000 specified amount. Each additional dollar added to the cash value above $200,000 will increase the death benefit by $2.50.

         Similarly, so long as the cash value exceeds $200,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

DEATH BENEFIT OPTION B                       o         the current specified
EQUALS THE GREATER OF:                                 amount; PLUS

                                                       ->       the cash value
                                                                on the insured's
                                                                date of death;
                                                                OR

                                             o         the limitation
                                                       percentage, MULTIPLIED BY

                                                       ->       the cash value
                                                                on the insured's
                                                                date of death.

         Under Option B, the death benefit always varies as the cash value varies.

         Option B Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $500,000 will generally pay a death benefit of $500,000 plus cash value. Thus, a Policy with a cash value of $100,000 will have a death benefit of $600,000 ($500,000 + $100,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $333,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $333,333 will increase the death benefit by $2.50.

         Similarly, any time cash value exceeds $333,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

EFFECT OF CASH WITHDRAWALS ON THE DEATH BENEFIT

         If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

CHOOSING DEATH BENEFIT OPTIONS

         You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

         If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

         You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

CHANGING THE DEATH BENEFIT OPTION

         After the third Policy year, you may change your death benefit option once each Policy year if you have not decreased the specified amount that year. We will notify you of the new specified amount.

         o        You must send your written request to our office.

         o The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

         o You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

         o There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

         If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount prior to the change, plus your Policy's cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount prior to the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.

DECREASING THE SPECIFIED AMOUNT

         After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. A decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's specified amount.

CONDITIONS FOR DECREASING                    o         you must send your
THE SPECIFIED AMOUNT:                                  written request to our
                                                       office;

                                             o         you may not change your
                                                       death benefit option or
                                                       in the same Policy year
                                                       that you decrease your
                                                       specified amount;

                                             o         you may not decrease your
                                                       specified amount lower
                                                       than the minimum
                                                       specified amount shown on
                                                       your Policy schedule
                                                       page;

                                             o         you may not decrease your
                                                       specified amount if it
                                                       would disqualify your
                                                       Policy as life insurance
                                                       under the Internal
                                                       Revenue Code;

                                             o         we may limit the amount
                                                       of the decrease to no
                                                       more than 20% of the
                                                       specified amount;

                                             o         a decrease in specified
                                                       amount will take effect
                                                       on the Monthiversary on
                                                       or after we receive your
                                                       written request; and

                                             o         we will assess a pro rata
                                                       decrease charge against
                                                       the cash value if you
                                                       request a decrease in
                                                       your specified amount
                                                       within the first 15
                                                       Policy years.

NO INCREASES IN THE SPECIFIED AMOUNT

         We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider (PIR or PIR Plus) or purchase an additional policy(ies) naming the same owner. We may waive the Policy charge at issue on these additional policies.

PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.

SURRENDERS AND CASH WITHDRAWALS
================================================================================

SURRENDERS

         You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

CASH WITHDRAWALS

         After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

CASH WITHDRAWAL CONDITIONS:                  o         You must send your
                                                       written cash withdrawal
                                                       request with an original
                                                       signature to our office.

                                             o         We only allow one cash
                                                       withdrawal per Policy
                                                       year.

                                             o         We may limit the amount
                                                       you can withdraw to at
                                                       least $500, and to no
                                                       more than 10% of the net
                                                       surrender value. We
                                                       currently intend to limit
                                                       the amount you can
                                                       withdraw to 25% of the
                                                       net surrender value after
                                                       the 10th Policy year.

                                             o         You may not take a cash
                                                       withdrawal if it will
                                                       reduce the specified
                                                       amount below the minimum
                                                       specified amount set
                                                       forth in the Policy.

                                             o         You may specify the
                                                       subaccount(s) and the
                                                       fixed account from which
                                                       to make the withdrawal.
                                                       If you do not specify an
                                                       account, we will take the
                                                       withdrawal from each
                                                       account in accordance
                                                       with your current premium
                                                       allocation instructions.

                                             o         We generally will pay a
                                                       cash withdrawal request
                                                       within seven days
                                                       following the valuation
                                                       date we receive the
                                                       request at our office.

                                             o         We will deduct a
                                                       processing fee equal to
                                                       $25 or 2% of the amount
                                                       you withdraw, whichever
                                                       is less. We deduct this
                                                       amount from the
                                                       withdrawal, and we pay
                                                       you the balance.

                                             o         You may not take a cash
                                                       withdrawal that would
                                                       disqualify your Policy as
                                                       life insurance under the
                                                       Internal Revenue Code.

                                             o         A cash withdrawal may
                                                       have tax consequences.

         A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

         When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

CANCELING A POLICY

         You may cancel a Policy for a refund during the "free-look period" by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our office. The amount of the refund will be:

         o        any charges and taxes we deduct from your premiums; PLUS

         o any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS

         o your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our office.

         Some states may require us to refund all of the premiums you paid for the Policy.

LOANS
================================================================================

GENERAL

         After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

POLICY LOANS ARE SUBJECT TO                  o         we may require you to
CERTAIN CONDITIONS:                                    borrow at least $500; and

                                             o         the maximum amount you
                                                       may borrow is 90% of the
                                                       cash value, MINUS any
                                                       surrender charge and
                                                       MINUS any outstanding
                                                       loan amount.

         When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

         We normally pay the amount of the loan within seven days after we receive a proper loan request at our office. We may postpone payment of loans under certain conditions.

         You may request a loan by telephone by calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing at our office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

         You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

         You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our office and will be credited as of the date received. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS. BECAUSE WE DO NOT APPLY THE PREMIUM EXPENSE CHARGE TO LOAN REPAYMENTS, IT IS VERY IMPORTANT THAT YOU INDICATE CLEARLY IF YOUR PAYMENT IS INTENDED TO REPAY ALL OR PART OF A LOAN.

         At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. WE RESERVE THE RIGHT TO REQUIRE A TRANSFER TO THE FIXED ACCOUNT IF THE LOANS WERE ORIGINALLY TRANSFERRED FROM THE FIXED ACCOUNT.

INTEREST RATE CHARGED

         We will charge you an annual interest rate on a Policy loan equal to 5.2% in advance (approximately equal to an effective annual rate of 5.5%). Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

LOAN RESERVE INTEREST RATE CREDITED

         We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

         o We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.

         o After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited an effective annual rate of 4.75%.

EFFECT OF POLICY LOANS

         A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan plus interest charged in advance until the next Policy anniversary in the loan reserve. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

         We also charge interest on Policy loans at an effective new annual rate of 5.5%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

         There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

         We will notify you (and any assignee of record) if the sum of your loan amount plus any interest you owe on the loan is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT
================================================================================

LAPSE

         Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period (premium protection period in Illinois). See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

         If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

         This Policy provides a no lapse period (premium protection period in Illinois). As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period is still in effect.

NO LAPSE PERIOD                              o         For a Policy issued to
                                                       any insured ages 0-60,
                                                       the no lapse date is
                                                       either the anniversary on
                                                       which the insured's
                                                       attained age is 65 or the
                                                       10th Policy anniversary,
                                                       whichever is earlier.

                                             o         For a Policy issued to an
                                                       insured ages 61-80, the
                                                       no lapse date is the
                                                       fifth Policy anniversary.

                                             o         The no lapse date is
                                                       specified in your Policy.

EARLY TERMINATION OF THE NO LAPSE PERIOD     o         The no lapse period
                                                       coverage will end
                                                       immediately if you do not
                                                       pay sufficient minimum
                                                       monthly guarantee
                                                       premiums.

                                             o         You must pay total
                                                       premiums (minus
                                                       withdrawals, outstanding
                                                       loan amounts, and any pro
                                                       rata decrease charge)
                                                       that equal at least:

                                                       ->       the sum of the
                                                                minimum monthly
                                                                guarantee
                                                                premiums in
                                                                effect for each
                                                                month from the
                                                                Policy date up
                                                                to and including
                                                                the current
                                                                month.

         You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

         In addition, if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

REINSTATEMENT

         We will reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

         o        submit a written application for reinstatement to our office;

         o        provide evidence of insurability satisfactory to us;

         o make a minimum premium payment sufficient to provide a net premium that is large enough to cover:

                  ->     three monthly deductions.

         The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS
================================================================================

         The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

         A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

         In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

         In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

         Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

         Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

         Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

         Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

         o All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         o Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

         o A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

         o If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

         Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

         Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

         Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

         Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

         Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding. The payment of death benefits is generally not subject to withholding. The payment of death benefits is generally not subject to withholding.

         Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.

         Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

         Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

         Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

         Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured's attained age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured's attained age 100.

         Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

         Special Rules for Pension Plans and 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

         Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

OTHER POLICY INFORMATION
================================================================================

BENEFITS AT MATURITY

         If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

         If you send a written request to our office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our office for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

         1. If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

         2. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our office, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will charge the then current cost of insurance rates.

         If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

         The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE

         We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

         o the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

         o the SEC permits, by an order, the postponement for the protection of policyowners; OR

         o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

         If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

         If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators

SPLIT DOLLAR ARRANGEMENTS

         You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

         For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

         On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

         Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued proposed regulations that, if finalized, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

POLICY TERMINATION

         Your Policy will terminate on the earliest of:

         o        the maturity date;                o        the end of the
                                                             grace period; or

         o        the date the insured dies;        o        the date the Policy
                                                              is surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
================================================================================

         The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

CHILDREN'S INSURANCE RIDER

         This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days - 18 years of age is $2,000. The maximum face amount is $10,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER

         Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).

         Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

         o the death is caused by external, violent, and accidental means;

         o        the death occurs within 90 days of the accident; and

         o        the death occurs while the rider is in force.

         The rider will terminate on the earliest of:

         o the Policy anniversary nearest the primary insured's 70th birthday;

         o        the date the Policy terminates; or

         o the Monthiversary when the rider terminates at the owner's request.

OTHER INSURED RIDER

         This rider insures the spouse or life partner and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-80 is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our office of the other insured's death. On any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

CONDITIONS TO CONVERT THE RIDER:             o         your request must be in
                                                       writing and sent to our
                                                       office;

                                             o         the rider has not reached
                                                       the anniversary nearest
                                                       to the other insured's
                                                       70th birthday;

                                             o         the new policy is any
                                                       permanent insurance
                                                       policy that we currently
                                                       offer;

                                             o         subject to the minimum
                                                       specified amount required
                                                       for the new policy, the
                                                       amount of the insurance
                                                       under the new policy will
                                                       equal the face amount in
                                                       force under the rider as
                                                       long as it meets the
                                                       minimum face amount
                                                       requirements of the
                                                       original Policy; and

                                             o         we will base your premium
                                                       on the other insured's
                                                       rate class under the
                                                       rider.

TERMINATION OF THE RIDER:                    The rider will terminate on the
                                             earliest of:

                                             o         the maturity date of the
                                                       Policy;

                                             o         the anniversary nearest
                                                       to the other insured's
                                                       95th birthday;

                                             o         the date the Policy
                                                       terminates for any reason
                                                       except for death of the
                                                       primary insured;

                                             o         31 days after the death
                                                       of the primary insured;

                                             o         the date of conversion of
                                                       this rider; or

                                             o         the Monthiversary on
                                                       which the rider is
                                                       terminated upon written
                                                       request by the owner.

DISABILITY WAIVER RIDER

         Subject to certain conditions, we will waive the Policy's monthly deductions while you are disabled. This rider may be purchased if your issue age is 15-55 years of age. We must receive proof that:

         o        you are totally disabled;

         o        the rider was in force when you became disabled;

         o you became disabled before the anniversary nearest to your 60th birthday; and

         o        you are continuously disabled for at least six months.

         We will not waive any deduction that becomes due more than one year before we receive written notice of your claim.

DISABILITY WAIVER AND INCOME RIDER

         This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if your issue age is 15-55 years of age. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.

PRIMARY INSURED RIDER ("PIR") AND PRIMARY INSURED RIDER PLUS ("PIR PLUS")

         Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF PIR AND PIR PLUS:                o         the rider increases the
                                                       Policy's death benefit by
                                                       the rider's face amount;

                                             o         the PIR may be purchased
                                                       from issue ages 0-80;

                                             o         the PIR Plus may be
                                                       purchased from issue ages
                                                       18-80;

                                             o         the PIR terminates when
                                                       the insured turns 90, and
                                                       the PIR Plus terminates
                                                       when the insured turns
                                                       85;

                                             o         the minimum purchase
                                                       amount for the PIR and
                                                       PIR Plus is $25,000.
                                                       There is no maximum
                                                       purchase amount;

                                             o         we do not assess any
                                                       additional surrender
                                                       charge for PIR and PIR
                                                       Plus;

                                             o         generally PIR and PIR
                                                       Plus coverage costs less
                                                       than the insurance
                                                       coverage under the
                                                       Policy, but has no cash
                                                       value;

                                             o         you may cancel or reduce
                                                       your rider coverage
                                                       without decreasing your
                                                       Policy's specified
                                                       amount; and

                                             o         you may generally
                                                       decrease your specified
                                                       amount without reducing
                                                       your rider coverage.

CONDITIONS TO CONVERT THE RIDER:             o         your request must be in
                                                       writing and sent to our
                                                       office;

                                             o         the rider has not reached
                                                       the anniversary nearest
                                                       to the primary insured's
                                                       70th birthday;

                                             o         the new policy is any
                                                       permanent insurance
                                                       policy that we currently
                                                       offer;

                                             o         subject to the minimum
                                                       specified amount required
                                                       for the new policy, the
                                                       amount of the insurance
                                                       under the new policy will
                                                       equal the specified
                                                       amount in force under the
                                                       rider as long as it meets
                                                       the minimum specified
                                                       amount requirements of a
                                                       Base Policy; and

                                             o         we will base your premium
                                                       on the primary insured's
                                                       rate class under the
                                                       rider.

         It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus.

         You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

         This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

         We will pay a "single-sum benefit" equal to:

         o        the death benefit on the date we pay the single-sum benefit;
                  multiplied by

         o the election percentage of the death benefit you elect to receive; divided by

         o 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) ("discount factor"); minus

         o any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

         The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

         o the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus

         o        the benefit available under any PIR or PIR Plus in force.

         o        a single-sum benefit may not be greater than $500,000.

         The election percentage is a percentage that you select. It may not be greater than 100%.

         We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

         The rider terminates at the earliest of:

         o        the date the Policy terminates;

         o        the date a settlement option takes effect;

         o        the date we pay a single-sum benefit; or

         o        the date you terminate the rider.

         We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

         The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

ADDITIONAL INFORMATION
================================================================================

SALE OF THE POLICIES

         We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

         We have entered into a distribution agreement with AFSG Securities Corporation ("AFSG") for the distribution and sale of the Policies. AFSG is affiliated with us. AFSG may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

         See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

LEGAL PROCEEDINGS

         Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

         The financial statements of Western Reserve and the separate account are included in the SAI.

PERFORMANCE DATA
================================================================================

RATES OF RETURN

         The average rates of return in Table 1 reflect each subaccount's actual historical investment performance. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

         Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

         The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

         These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

         We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                     TABLE 1
                     AVERAGE ANNUAL SUBACCOUNT TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002


                                                                                                10 YEARS      SUBACCOUNT
                                                                                                   OR         INCEPTION
SUBACCOUNT                                          1 YEAR         3 YEARS       5 YEARS        INCEPTION       DATE
----------                                         ---------      ---------      --------       ----------    ----------
WRL Van Kampen Emerging Growth ..............       (33.66)%       (27.37)%         1.18%          9.69%      03/01/93
WRL T. Rowe Price Small Cap .................       (28.00)%       (16.39)%          N/A          (5.76)%     07/01/99
WRL PBHG Mid Cap Growth .....................       (29.03)%       (27.42)%          N/A         (10.12)%     07/01/99
WRL Alger Aggressive Growth .................       (34.98)%       (28.45)%        (2.00)%         5.71%      03/01/94
WRL Third Avenue Value ......................       (12.66)%         7.25%           N/A           5.49%      01/02/98
WRL American Century International ..........       (21.89)%       (20.67)%        (7.12)%        (4.98)%     01/02/97
WRL Janus Global ............................       (26.69)%       (22.92)%         0.01%          6.76%      03/01/94
WRL Great Companies - Technology(SM) ........       (38.67)%          N/A            N/A         (39.92)%     05/01/00
WRL Janus Growth+ ...........................       (30.55)%       (29.66)%        (2.14)%         5.25%      10/02/86
WRL Marsico Growth ..........................       (26.64)%       (17.12)%          N/A         (10.55)%     07/01/99
WRL GE U.S. Equity ..........................       (20.52)%       (10.97)%         0.16%          4.06%      01/02/97
WRL Great Companies - America(SM) ...........       (21.40)%          N/A            N/A          (9.17)%     05/01/00
WRL Salomon All Cap .........................       (25.39)%        (3.99)%          N/A           0.45%      07/01/99
WRL Dreyfus Mid Cap .........................       (13.50)%        (2.69)%          N/A          (0.50)%     07/01/99
WRL PBHG/NWQ Value Select ...................       (14.98)%        (1.89)%        (0.95)%         4.37%      05/01/96
WRL T. Rowe Price Equity Income .............       (19.54)%        (5.95)%          N/A          (7.03)%     07/01/99
WRL Transamerica Value Balanced .............       (14.59)%         0.24%          0.22%          5.87%      01/03/95
WRL LKCM Strategic Total Return .............       (11.35)%        (6.42)%        (0.22)%         6.55%      03/01/93
WRL Clarion Real Estate Securities ..........         2.67%         13.22%           N/A           3.42%      05/01/98
WRL Federated Growth & Income ...............         0.06%         13.66%          7.26%          9.78%      03/01/94
WRL AEGON Bond+ .............................         8.99%          8.65%          5.97%          6.13%      10/02/86
WRL Transamerica Money Market(1) + ..........         0.54%          2.91%          3.34%          3.36%      10/02/86
WRL Great Companies - Global(2) .............       (22.21)%          N/A            N/A         (22.87)%     09/01/00
WRL Munder Net50 ............................       (38.97)%       (23.70)%          N/A         (16.34)%     07/01/99
WRL Janus Balanced ..........................          N/A            N/A            N/A          (5.67)%     05/01/02
WRL Asset Allocation - Conservative
        Portfolio ...........................          N/A            N/A            N/A          (9.65)%     05/01/02
WRL Asset Allocation - Moderate
        Portfolio ...........................          N/A            N/A            N/A         (12.43)%     05/01/02
WRL Asset Allocation - Moderate
       Growth Portfolio .....................          N/A            N/A            N/A         (15.31)%     05/01/02
WRL Asset Allocation - Growth
        Portfolio ...........................          N/A            N/A            N/A         (18.79)%     05/01/02
WRL Transamerica Convertible
       Securities ...........................          N/A            N/A            N/A          (7.36)%     05/01/02
WRL PIMCO Total Return ......................          N/A            N/A            N/A           5.56%      05/01/02
WRL Transamerica Equity .....................          N/A            N/A            N/A         (14.69)%     05/01/02
WRL Transamerica Growth
        Opportunities .......................          N/A            N/A            N/A         (20.84)%     05/01/02
VIP Equity-Income Portfolio .................       (17.89)%          N/A            N/A          (4.39)%     05/01/00
VIP Contrafund(R)Portfolio ..................       (10.41)%          N/A            N/A         (11.16)%     05/01/00
VIP Growth Opportunities Portfolio ..........       (22.70)%          N/A            N/A         (19.54)%     05/01/00
S&P 500+ ....................................       (23.37)%       (15.70)%        (1.94)%        (7.28)%     10/02/86

+        Shows ten year performance.

(1) The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

                                     TABLE 2
            ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002

                                                                                                10 YEARS        PORTFOLIO
                                                                                                   OR           INCEPTION
PORTFOLIO                                          1 YEAR           3 YEARS     5 YEARS         INCEPTION          DATE
---------                                         --------          --------    ---------       ----------      ----------
Van Kampen Emerging Growth ..................       (33.66)%       (27.37)%         1.18%          9.69%      03/01/93
T. Rowe Price Small Cap .....................       (28.00)%       (16.39)%          N/A          (5.76)%     05/03/99
PBHG Mid Cap Growth .........................       (29.03)%       (27.42)%          N/A         (10.12)%     05/03/99
Alger Aggressive Growth .....................       (34.98)%       (28.45)%        (2.00)%         5.71%      03/01/94
Third Avenue Value ..........................       (12.66)%         7.25%           N/A           5.49%      01/02/98
American Century International ..............       (21.89)%       (20.67)%        (7.12)%        (4.98)%     01/02/97
Janus Global ................................       (26.69)%       (22.92)%         0.01%          9.23%      12/03/92
Great Companies--Technology(SM)..............       (38.67)%          N/A            N/A         (39.92)%     05/01/00
Janus Growth+ ...............................       (30.55)%       (29.66)%        (2.14)%         5.25%      10/02/86
Marsico Growth ..............................       (26.64)%       (17.12)%          N/A         (10.55)%     05/03/99
GE U.S. Equity ..............................       (20.52)%       (10.97)%         0.16%          4.06%      01/02/97
Great Companies--America(SM).................       (21.40)%          N/A            N/A          (9.17)%     05/01/00
Salomon All Cap .............................       (25.39)%        (3.99)%          N/A           0.45%      05/03/99
Dreyfus Mid Cap .............................       (13.50)%        (2.69)%          N/A          (0.50)%     05/03/99
PBHG/NWQ Value Select .......................       (14.98)%        (1.89)%        (0.95)%         4.37%      05/01/96
T. Rowe Price Equity Income .................       (19.54)%        (5.95)           N/A          (7.03)%     05/03/99
Transamerica Value Balanced .................       (14.59)%         0.24%          0.22%          5.87%      01/03/95
LKCM Strategic Total Return .................       (11.35)%        (6.42)%        (0.22)%         6.55%      03/01/93
Clarion Real Estate Securities ..............         2.67%         13.22%           N/A           3.42%      05/01/98
Federated Growth & Income ...................         0.06%         13.66%          7.26%          9.78%      03/01/94
AEGON Bond+ .................................         8.99%          8.65%          5.97%          6.13%      10/02/86
Transamerica Money Market(1) + ..............         0.54%          2.91%          3.34%          3.36%      10/02/86
Great Companies--Global(2)...................       (22.21)%          N/A            N/A         (22.87)%     09/01/00
Munder Net50 ................................       (38.97)%       (23.70)%          N/A         (16.34)%     05/03/99
Janus Balanced ..............................          N/A            N/A            N/A          (5.67)%     05/01/02
Asset Allocation - Conservative
     Portfolio ..............................          N/A            N/A            N/A          (9.65)%     05/01/02
Asset Allocation - Moderate Portfolio .......          N/A            N/A            N/A         (12.43)%     05/01/02
Asset Allocation - Moderate Growth
     Portfolio ..............................          N/A            N/A            N/A         (15.31)%     05/01/02
Asset Allocation - Growth Portfolio .........          N/A            N/A            N/A         (18.79)%     05/01/02
Transamerica Convertible Securities .........          N/A            N/A            N/A          (7.36)%     05/01/02
PIMCO Total Return ..........................          N/A            N/A            N/A           5.56%      05/01/02
Transamerica Equity(3) + ....................       (22.94)%       (17.43)%         1.77%         14.76%      02/26/69
Transamerica Growth Opportunities(2)(4)  ....       (15.08)%          N/A            N/A          (3.44)%     05/02/01
VIP Equity-Income Portfolio .................       (17.90)%        (6.16)%        (0.77)%         8.69%      10/09/86
VIP Contrafund(R)Portfolio ..................       (10.41)%       (10.47)%         2.60%         11.13%      01/03/95
VIP Growth Opportunities Portfolio ..........       (22.54)%       (18.71)%        (7.31)%         3.89%      01/03/95
S&P 500+ ....................................       (23.37)%       (15.70)%        (1.94)%        (7.28)%     10/02/86

+        Shows ten year performance.

(1) The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)      Not annualized.

(3) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(4) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

         The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2002 was 0.24%.

         Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary

The Policy - General Provisions
       Ownership Rights
       Our Right to Contest the Policy
       Suicide Exclusion
       Misstatement of Age or Gender
       Modifying the Policy
       Mixed and Shared Funding
       Addition, Deletion, or Substitution of Investments
Additional Information
       Settlement Options
       Additional Information about Western Reserve and the Separate Account Legal Matters
       Variations in Policy Provisions
       Personalized Illustrations of Policy Benefits
       Sale of the Policies
       Report to Owners
       Records
       Independent Auditors
       Experts
       Financial Statements
Underwriters
       Underwriting Standards
IMSA
Performance Data
       Other Performance Data in Advertising Sales Literature
       Western Reserve's Published Ratings
Index to Financial Statements
       WRL Series Life Account
       Western Reserve Life Assurance Co. of Ohio

GLOSSARY
================================================================================

accounts The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

attained age               The issue age of the person insured, plus the number
                           of completed years since the Policy date.

Base Policy                The WRL Freedom Elite variable life insurance policy
                           without any supplemental riders.

beneficiary(ies)           The person or persons you select to receive the death
                           benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value                 The sum of your Policy's value in the subaccounts and
                           the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds     The amount we will pay to the beneficiary(ies) on the
                           insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, and any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

fixed account              An option to which you may allocate net premiums and
                           cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. New Jersey: the fixed account is NOT available to you if your Policy was issued in the State of New Jersey.

free-look period           The period during which you may return the Policy and
                           receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

in force While coverage under the Policy is active and the insured's life remains insured.

initial premium            The amount you must pay before insurance coverage
                           begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured                    The person whose life is insured by this Policy.

issue age                  The insured's age on his or her birthday nearest to
                           the Policy date.

lapse When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount                The total amount of all outstanding Policy loans,
                           including both principal and interest due.

loan reserve account       A part of the fixed account to which amounts are
                           transferred as collateral for Policy loans.

maturity date              The Policy anniversary nearest the insured's 95th
                           birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. The maturity date may be extended. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

minimum monthly            The amount shown on your Policy schedule page that we
guarantee premium          use during the no lapse period to determine
                           whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add or increase a rider. We make this determination whenever your net surrender value is not enough to meet monthly deductions.

Monthiversary              This is the day of each month when we determine
                           Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction          The monthly Policy charge, plus the monthly cost of
                           insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.

net premium                The part of your premium that we allocate to the
                           fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.

net surrender value        The amount we will pay you if you surrender the
                           Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.

no lapse date              For a Policy issued to any insured ages 0-60, the no
                           lapse date is either the anniversary on which the insured's attained age is 65 or the tenth Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-80, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period            The period of time between the Policy date and the no
                           lapse date during which the Policy will not lapse if certain conditions are met.

office                     Our administrative office and mailing address is P.O.
                           Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.

planned periodic           A premium payment you make in a level amount at a
premium                    fixed interval over a specified period of time.

Policy date                The date when our underwriting process is complete,
                           full life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial net premium is allocated to the WRL
                           Transamerica Money Market subaccount. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio                  One of the separate investment portfolios of a fund.

premiums All payments you make under the Policy other than loan repayments.

pro rata decrease          Surrender charge that may be imposed upon a decrease
charge                     in specified amount during the first 15 Policy years.

record date                The date we record your Policy on our books as an in
                           force Policy and we allocate your cash value from the WRL Transamerica Money Market subaccount to the accounts you selected on your application.

separate account           The WRL Series Life Account. It is a separate
                           investment account that is divided into subaccounts.
                           We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount           The minimum death benefit we will pay under the
                           Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A (level) death benefit.

subaccount                 A subdivision of the separate account that invests
                           exclusively in shares of one investment portfolio of a fund.

surrender charge           If, during the first 15 Policy years, you fully
                           surrender the Policy, we will deduct a surrender charge from the cash value.

termination                When the insured's life is no longer insured under
                           the Policy.

valuation date             Each day the New York Stock Exchange is open for
                           trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period           The period of time over which we determine the change
                           in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our                Western Reserve Life Assurance Co. of Ohio.
  (Western Reserve)

written notice             The written notice you must sign and send us to
                           request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner           The person entitled to exercise all rights as owner
  or policyowner)          under the Policy.

APPENDIX A
SURRENDER CHARGE BASE PREMIUMS
(PER THOUSAND OF SPECIFIED AMOUNT)
================================================================================

                               MALE         MALE            FEMALE         FEMALE         UNISEX      UNISEX
 ISSUE AGE                   STANDARD      SELECT          STANDARD        SELECT        STANDARD     SELECT
----------                  ---------      ------         ---------       ---------     ---------     ------
0                              3.28          3.28            2.48           2.48           3.13         3.13
1                              3.23          3.23            2.46           2.46           3.09         3.09
2                              3.35          3.35            2.54           2.54           3.20         3.20
3                              3.47          3.47            2.63           2.63           3.31         3.31
4                              3.61          3.61            2.73           2.73           3.44         3.44
5                              3.75          3.75            2.83           2.83           3.58         3.58
6                              3.90          3.90            2.94           2.94           3.72         3.72
7                              4.06          4.06            3.06           3.06           3.88         3.88
8                              4.24          4.24            3.18           3.18           4.04         4.04
9                              4.43          4.43            3.31           3.31           4.22         4.22
10                             4.63          4.63            3.45           3.45           4.41         4.41
11                             4.84          4.84            3.60           3.60           4.61         4.61
12                             5.07          5.07            3.76           3.76           4.82         4.82
13                             5.30          5.30            3.92           3.92           5.04         5.04
14                             5.54          5.54            4.09           4.09           5.27         5.27
15                             5.78          5.78            4.27           4.27           5.50         5.50
16                             6.01          6.01            4.45           4.45           5.72         5.72
17                             6.25          6.25            4.64           4.64           5.95         5.95
18                             6.48          4.88            4.84           4.08           6.18         4.73
19                             6.73          5.06            5.05           4.24           6.41         4.91
20                             6.98          5.25            5.26           4.42           6.66         5.09
21                             7.25          5.44            5.49           4.61           6.92         5.29
22                             7.53          5.65            5.73           4.80           7.19         5.49
23                             7.83          5.88            5.98           5.01           7.49         5.71
24                             8.15          6.11            6.25           5.23           7.80         5.95
25                             8.50          6.37            6.53           5.46           8.14         6.20
26                             8.87          6.64            6.82           5.70           8.50         6.47
27                             9.27          6.94            7.14           5.96           8.88         6.75
28                             9.70          7.25            7.47           6.23           9.29         7.06
29                            10.16          7.58            7.81           6.51           9.73         7.38
30                            10.65          7.94            8.18           6.81          10.20         7.73
31                            11.17          8.32            8.57           7.13          10.70         8.10
32                            11.73          8.72            8.98           7.47          11.23         8.48
33                            12.32          9.14            9.41           7.82          11.79         8.90
34                            12.94          9.60            9.87           8.20          12.38         9.34
35                            13.61         10.07           10.35           8.59          13.01         9.80
36                            14.31         10.58           10.86           9.01          13.68        10.29
37                            15.06         11.12           11.40           9.45          14.39        10.81
38                            15.85         11.69           11.97           9.92          15.14        11.36
39                            16.69         12.29           12.56          10.41          15.93        11.94
40                            17.57         12.93           13.18          10.93          16.76        12.55
41                            18.50         13.60           13.82          11.47          17.64        13.20
42                            19.49         14.32           14.50          12.04          18.56        13.89
43                            20.52         15.08           15.21          12.64          19.54        14.62
44                            21.62         15.88           15.95          13.27          20.56        15.39
45                            22.77         16.74           16.72          13.94          21.65        16.21
46                            23.99         17.64           17.54          14.65          22.79        17.08
47                            25.29         18.61           18.40          15.40          24.00        18.00
48                            26.65         19.63           19.31          16.19          25.27        18.98

49                            28.10         20.72           20.26          17.03          26.63         20.02
50                            29.64         21.88           21.27          17.92          28.06         21.13
51                            31.28         23.12           22.33          18.86          29.58         22.31
52                            33.01         24.45           23.46          19.86          31.19         23.57
53                            34.84         25.85           24.65          20.93          32.90         24.91
54                            36.78         27.36           25.90          22.06          34.70         26.34
55                            38.82         28.96           27.23          23.25          36.60         27.86
56                            40.98         30.66           28.63          24.53          38.61         29.48
57                            43.27         32.48           30.12          25.89          40.73         31.20
58                            45.69         34.42           31.71          27.35          42.98         33.05
59                            48.26         36.50           33.42          28.92          45.38         35.03
60                            50.99         38.72           35.26          30.61          47.93         37.14
61                            53.91         41.11           37.25          32.43          50.65         39.41
62                            57.00         43.66           39.39          34.39          53.55         41.84
63                            60.28         46.39           41.69          36.51          56.63         44.45
64                            63.75         49.31           44.14          38.78          59.89         47.24
65                            67.41         52.43           46.74          41.20          63.33         50.22
66                            71.26         55.76           49.51          43.81          66.95         53.40
67                            75.32         59.33           52.48          46.60          70.79         56.81
68                            79.83         63.16           55.66          49.63          74.86         60.47
69                            84.21         67.27           59.13          52.91          79.21         64.42
70                            89.11         71.70           62.91          56.50          83.86         68.67
71                            94.32         76.48           67.06          60.43          88.85         73.27
72                            99.87         81.53           71.57          64.72          94.19         78.17
73                           105.74         87.01           76.46          69.40          99.85         83.48
74                           111.91         92.84           81.72          74.46         105.82         89.15
75                           118.35         99.03           87.36          79.94         112.10         95.19
76                           125.04        105.60           93.39          85.85         118.64        101.62
77                           131.98        112.58           99.84          92.24         125.48        108.49
78                           139.25        120.04          106.79          99.18         132.68        115.84
79                           146.95        128.06          114.35         106.77         140.34        123.77
80                           155.17        136.75          122.61         115.12         148.58        132.39



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


PROSPECTUS BACK COVER

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

         In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and cash value. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2002 and are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

INQUIRIES

         To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

         For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our office at:

                     Western Reserve Life
                     P.O. Box 5068
                     Clearwater, Florida 33758-5068
                     1-800-851-9777
                     Facsimile: 1-727-299-1648
                     (Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time) www.westernreserve.com

         More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


SEC File No. 333-62397/811-4420


WRL00005-5/03

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